Exhibit 10.6
[SEAL]
LEASE-BUSINESS PROPERTY — SHORT FORM

THIS AGREEMENT, made and entered into this 15th day of September, 2005, by and between Robert D. Pierce and Greta M. Pierce, husband and wife

(“Landlord”), whose address, for the purpose of this lease, is: 1220 E. Main Street, Lamoni, IA 50140

(City)	(State)
and Southern Iowa BioEnergy, LLC.
(“Tenant”), whose address for the .purpose of this lease is: .
12604 Elk Ridge Rd Lamoni, IA 50140

(Street and Number)

(City)	(State)	(Zip Code)

The parties agree as follows:
1. PREMISES AND TERM: Landlord leases to Tenant the following real estate, situated in Decatur County, Iowa:

Lot 15, Block 12, Original Town of Lamoni, Decatur County, Iowa, known locally as 115 S. Linden, Lamoni, Iowa.

together with all improvements thereon, and all rights, easements and appurtenances thereto belonging, for a term beginning on the 15th day of September, 2005, and ending on the 15th day of August, 2007, 2006 RDP upon the condition that Tenant performs as provided in this lease.
2. RENT. Tenant agrees to pay Landlord as rent 300.00/mo RDP per month, in advance commencing on the 15th day of September, 2005 and on the 15 day of each month thereafter, during the term of this lease. Rent for any partial month shall be prorated as additional rent. Tenant shall also pay:

All sums shall be paid at the address of Landlord, or at such of the place as Landlord may designate in writing. Delinquent payments shall draw interest at ___% per annum.
3. POSSESSION. Tenant shall be entitled to possession on the first day of the lease term, and shall yield possession to Landlord at the termination of this lease. SHOULD LANDLORD BE UNABLE TO GIVE POSSESSION ON SAID DATE, TENANTS ONLY DAMAGES SHALL BE A PRO RATA ABATEMENT OF RENT.
4. USE. Tenant shall use the premises only for office
5. CARE AND MAINTENANCE. (a) Tenant takes the premises as is, except as herein provided

/s/ Robert D. Pierce Robert D. Pierce, Landlord

/s/ Greta M. Pierce Greta M. Pierce, Landlord

/s/ William T. Higdon Southern Iowa BioEnergy, LLC, Lessee/Tenant
by William T. Higdon, President